Filed via EDGAR on August 12, 2022
Principal Variable Contracts Funds, Inc.
File Numbers 002-35570, 811-01944
RE:
Principal Variable Contracts Funds, Inc. 485(a)
Request for Series Identifiers
This submission is being filed solely to obtain series identifiers for Class 2 of the U.S. LargeCap Buffer October Account, U.S. LargeCap Buffer January Account, and U.S. LargeCap Buffer April Account.
Pursuant to ADI 2018-02 (Template Filing Relief) and Rule 485(b)(1)(vii) of the 1933 Act, the Registrant requested and was granted template filing relief. Series of Principal Variable Contracts Funds, Inc. (the U.S. LargeCap Buffer October Account, the U.S. LargeCap Buffer January Account, and the U.S. LargeCap Buffer April Account) will be filed pursuant to Rule 485(b).